EXHIBIT 10.30

                     SECOND ADDENDUM TO LEASE



This second addendum to Lease (Second Addendum) is made between James W. Cameron, Jr., an unmarried man (Lessor) and Alternative Technology Resources, Inc. (ATR), previously known as 3Net Systems, Inc., a Delaware Corporation, (Lessee), to be a part of that certain Lease, and any addendums thereto (The Lease), dated November 7, 1995 between Lessor and Lessee. Lessor and Lessee agree that, not withstanding anything to the contrary in the Lease, the Lease or any Addendums thereto, is hereby modified as follows:

1.   Effective June 1, 1997, paragraph 2 (k) of  the  Lease  is modified to
read   5,515  sq  ft., located in the basement, 2nd and 3rd floors  of  the
Building. (See Exhibit A pages A-1 through A-3 attached).

2.   Effective June  1,  1997,  paragraphs  2  (a)  &  (i) of the Lease are
modified to read:   Base Rent shall now be $86,342.40  per  year.   Monthly
Installments of base Rent shall be $7195.20 per month.

3. Effective June 1, 1997, phone reception shall be deleted from paragraph 1.

4. All other terms and conditions of the Lease and Addendums thereto not inconsistent herewith are incorporated herein by reference as though fully set forth and remain in full force and effect unless modified by this Second Addendum to Lease.

Agreed and Accepted

LESSOR:                             LESSEE:
JAMES W. CAMERON, JR.,              Alternative Technology Resources, Inc.
                                    A Delaware Corporation

By:          /S/                    By:           /S/

Printed                              Printed
Name:   CLARK H. CAMERON             Name:    W. ROBERT KEEN

Title:      ATTORNEY IN FACT         Title:        C E O

Date:      6/3/97                    Date:        6/3/97